Prospectus Supplement

June 12, 2012

Morgan Stanley Institutional Fund, Inc.

Supplement dated June 12, 2012 to the Morgan Stanley Institutional Fund, Inc. (the "Fund") Prospectus dated April 30, 2012 of:

Active International Allocation Portfolio

International Equity Portfolio

On June 15, 2012, the Fund will commence offering Class H and Class L shares of each of the Active International Allocation Portfolio and International Equity Portfolio. As a result, effective June 15, 2012, the Prospectus is revised as follows:

The first paragraph under the section entitled "Portfolio Summary—Active International Allocation Portfolio—Purchase and Sale of Fund Shares" is hereby deleted in its entirety.

The first paragraph under the section entitled "Portfolio Summary—International Equity Portfolio—Purchase and Sale of Fund Shares" is hereby deleted in its entirety.

The first paragraph under the section entitled "Shareholder Information—How To Purchase Class I, Class P and Class L Shares" is hereby deleted in its entirety.

The first paragraph under the section entitled "Shareholder Information—How To Purchase Class H Shares" is hereby deleted in its entirety.

Please retain this supplement for future reference.

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